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                                                                     Exhibit 4.2

                                                                  EXECUTION COPY



                           GTECH HOLDINGS CORPORATION


                    $150,000,000 4.50% SENIOR NOTES DUE 2009

                                       and

                    $150,000,000 5.25% SENIOR NOTES DUE 2014



                          REGISTRATION RIGHTS AGREEMENT



                                                              New York, New York
                                                               November 19, 2004


BANC OF AMERICA SECURITIES LLC
CITIGROUP GLOBAL MARKETS INC.
  As Representatives of the Several Initial Purchasers named in Schedule A to the Purchase Agreement,

c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019


Ladies and Gentlemen:

            GTECH Holdings Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), proposes to issue and sell to certain purchasers (the "Initial Purchasers") its 4.50% Senior Notes due 2009 (the "4.50% Notes") and its 5.25% Senior Notes due 2014 (the "5.25% Notes" and together with the 4.50% Notes, collectively, the "Securities"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement") relating to the initial placement of the Securities (the "Initial Placement"). The obligations of the Company under the Securities and the Indenture will be fully and unconditionally guaranteed (the "Guarantees") on an unsecured, unsubordinated basis by GTECH Corporation, a Delaware corporation, GTECH Rhode Island Corporation, a Rhode Island corporation and GTECH Latin America Corporation, a Delaware corporation, as guarantors (each, a "Guarantor" and collectively, the "Guarantors"), pursuant to the terms of the Indenture (as defined herein). To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Company and the Guarantors agree with
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you for your benefit and the benefit of the holders from time to time of the
Securities (including the Initial Purchasers) (each a "Holder" and, together, the "Holders"), as follows:

            1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Additional Interest" has the meaning set forth in Section 4(a) hereof.

            "Affiliate" of any specified person shall mean any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

            "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Exchange Offer Registration Period" shall mean the 180-day period following the consummation of the Registered Exchange Offers, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

            "Exchange Offer Registration Statement" shall mean a registration statement of the Company on an appropriate form under the Act with respect to the Registered Exchange Offers, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company).


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            "Final Offering Memorandum" shall have the meaning set forth in the
Purchase Agreement.

            "Holder" shall have the meaning set forth in the preamble hereto.

            "Indenture" shall mean the Indenture relating to the Securities, dated as of November 19, 2004, among the Company, the Guarantors, and SunTrust Bank, as trustee.

            "Initial Placement" shall have the meaning set forth in the preamble hereto.

            "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

            "Issue Date" shall have the meaning set forth in Section 2(a) hereof.

            "Losses" shall have the meaning set forth in Section 7(d) hereof.

            "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

            "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

            "New Securities" shall mean debt securities of the Company identical in all material respects to the 4.50% Notes or the 5.25% Notes, as applicable (except that the interest rate step-up provisions and the transfer restrictions shall be eliminated), and to be issued under the Indenture.

            "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

            "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

            "Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the 4.50% Notes or the 5.25% Notes, a like aggregate principal amount of the New Securities, as applicable.

            "Registration Default" shall have the meaning set forth in Section 4 hereof.

            "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration


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statement, including post-effective amendments (in each case including the
Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

            "Registrable Securities" shall mean (i) Securities other than those that have been (A) registered under a Registration Statement and disposed of in accordance therewith, (B) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission or that are eligible for sale to the public pursuant to Rule 144(k) under the Act or any successor rule or regulation of the Commission, but not Rule 144A and (ii) any New Securities resale of which by the Holder thereof requires compliance with the prospectus delivery requirements of the Act.

            "Securities" shall have the meaning set forth in the preamble hereto.

            "Shelf Registration" shall mean a registration effected pursuant to
Section 3 hereof.

            "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

            "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Suspension Period" shall have the meaning set forth in Section 3(b)(ii) hereof.

            "Trustee" shall mean the trustee with respect to the Securities and the New Securities under the Indenture.

            "underwriter" shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

            2. Registered Exchange Offers.


            (a) The Company and the Guarantors shall prepare and, not later than 60 days following the date of the original issuance of the Securities (the "Issue Date"), shall file with the Commission the Exchange Offer Registration Statements with respect to the Registered Exchange Offers. The Company shall use its best efforts to cause the Exchange Offer Registration Statements to become effective under the Act within 150 days of the Issue Date.

            (b) Upon the effectiveness of the Exchange Offer Registration Statements, the Company and the Guarantors shall promptly commence the Registered Exchange Offers, it being the objective of such Registered Exchange Offers to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company or the Guarantors, acquires the New Securities in the ordinary


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      course of such Holder's business, has no arrangements with any person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offers) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

            (c) In connection with each Registered Exchange Offer, the Company and the Guarantors shall:

                  (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep such Registered Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                  (iii) use its best efforts to keep such Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the Act to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

                  (iv) utilize the services of a depositary for such Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

                  (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which such Registered Exchange Offer is open;

                  (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are conducting such Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Company and the Guarantors have not entered into any arrangement or understanding with any person to distribute the New Securities to be received in such Registered Exchange Offer and that, to the best of the Company's and the Guarantor's information and belief, each Holder participating in such Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Securities; and

                  (vii) comply in all material respects with all applicable laws.

            (d) As soon as practicable after the close of each Registered Exchange Offer, the Company and the Guarantors shall:


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                  (i) accept for exchange all Securities tendered and not
      validly withdrawn pursuant to such Registered Exchange Offer;

                  (ii) deliver to the Trustee for cancellation in accordance with Section 5(s) all Securities so accepted for exchange; and

                  (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

            (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13,
      1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that, at the time of the consummation of the Registered Exchange Offer:

                  (i) any New Securities received by such Holder will be acquired in the ordinary course of business;

                  (ii) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

                  (iii) such Holder is not an Affiliate of the Company or the Guarantors.

            3. Shelf Registration.

            (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company and the Guarantors determine upon the advice of the Company's outside counsel that they are not permitted to effect either of the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason either of the Registered Exchange Offer is not consummated within 180 days of the Issue Date; or (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the applicable Registered Exchange Offer and that are held by it following consummation of such Registered Exchange Offer, the Company and the Guarantors shall effect a Shelf Registration Statement in accordance with subsection (b) below.


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            (b) (i) The Company and the Guarantors shall as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 3 file with the Commission and thereafter shall use its best efforts to cause to be declared effective under the Act no later than 90 days after so required or requested a Shelf Registration Statement relating to the offer and sale of the Securities by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder.

                  (ii) The Company and the Guarantors shall use their best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date of issuance of the Securities (plus the number of days in any Suspension Period) or such shorter period that will terminate when all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"); provided, however, that the Company and the Guarantors shall not be obligated to keep the Shelf Registration Statement effective or to permit the use of any Prospectus forming a part of the Shelf Registration Statement if (A) the Company and the Guarantors determine, in their reasonable judgment, upon advice of counsel that the continued effectiveness and use of the Shelf Registration Statement would
      (x) require the disclosure of material information which the Company or the Guarantors have a bona fide business reason for preserving as confidential or (y) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or the Guarantors or any of their subsidiaries; and provided, further, that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Registrable Securities for such reasons shall last no longer than an aggregate of 45 calendar days in any three-month period or no more than an aggregate of 90 calendar days during any twelve-month period (whereafter a Registration Default, as hereinafter defined, shall occur) and (B) the Company and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof. Any such period during which the Company and the Guarantors are excused from keeping the Shelf Registration Statement effective and usable for offers and sales of Registrable Securities is referred to herein as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company or the Guarantors give notice to the Holders that the Shelf Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Registrable Securities as a result of the application of the proviso in clause (A) above (without notice of the nature or details of such events) and shall end on the earlier to occur of the date on which each seller of Registrable Securities covered by the Shelf Registration Statement receives copies of any supplemented or amended Prospectus or is advised in writing by the Company and the Guarantors that use of the Prospectus may be resumed. The Company and the Guarantors shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Securities covered


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      thereby not being able to offer and sell such Securities during that period, unless such action is permitted pursuant to this subsection or required by applicable law.

                  (iii) The Company and the Guarantors shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

            4. Additional Interest. (a) In the event of the occurrence of any of the following (each a "Registration Default"), the interest rate on either or both the 4.50% Notes and/or the 5.25% Notes, as applicable, will be increased (the "Additional Interest") with respect to such series of Securities as described below:

                  (i) the applicable Exchange Offer Registration Statement has not been filed with the Commission on or prior to the 60th day after the Issue Date;

                  (ii) the applicable Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 150th day after the Issue Date;

                  (iii) the Registered Exchange Offer for either the 4.50% Notes or the 5.25% Notes, as applicable, has not been consummated on or prior to the 180th day after the Issue Date;

                  (iv) any required Shelf Registration Statement with respect to either the 4.50% Notes or the 5.25% Notes, as applicable, has not been filed or declared effective by the Commission on or prior to the date by which best efforts are to be used to cause such filing or effectiveness; or

                  (v) any required Exchange Offer Registration Statement or Shelf Registration Statement is filed with, and declared effective by, the Commission, but ceases to be effective at any time at which it is required to be effective under this agreement, then commencing on the day of the occurrence of a Registration Default, Additional Interest (in addition to stated interest on either or both the 4.50% Notes and/or the 5.25% Notes, as applicable), shall accrue with respect to the 4.50% Notes or the 5.25% Notes, as applicable, at the rate of 0.25% per annum for the first 90 days immediately following the occurrence of such Registration Default and such Additional Interest rate shall increase by an additional 0.25% per annum at the end of such 90-day period, but in no event shall such rate exceed 0.50% per annum. Upon (1) the filing of the applicable Exchange Offer Registration Statement (in the case of a Registration Default set forth in clause


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(i) above), (2) the effectiveness of the applicable Exchange Offer Registration
Statement (in the case of a Registration Default set forth in clause (ii) above), (3) the consummation of the applicable Registered Exchange Offer (in the case of a Registration Default set forth in clause (iii) above), (4) the filing or effectiveness of the applicable Shelf Registration Statement (in the case of a Registration Default set forth in clause (iv) above), and (5) the effectiveness of the applicable Exchange Offer Registration Statement or the applicable Shelf Registration Statement (in the case of a Registration Default set forth in clause (v) above), Additional Interest on the applicable Securities as a result of a Registration Default shall cease to accrue. If, after any such Additional Interest ceases to accrue, a subsequent Registration Default occurs, Additional Interest will again accrue as described herein.

            (b) The Company or the Guarantors shall notify the Trustee within two Business Days of the occurrence of any Registration Default. Any amounts of Additional Interest due as a result of a Registration Default will be payable in cash semiannually in arrears on June 1 and December 1 of each year in accordance with the terms set forth in the Indenture with respect to payments of interest, commencing with the first such date occurring after any Additional Interest begins to accrue. The Company or the Guarantors shall notify the Trustee within two Business Days of the cessation of any requirement to pay Additional Interest hereunder.

            5. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

            (a) The Company and the Guarantors shall:

                  (i) furnish to you, not less than five Business Days prior to the filing thereof with the Commission, a copy of the applicable Exchange Offer Registration Statement and any applicable Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall not file any such Registration Statement or amendment or supplement to which you shall reasonably object;

                  (ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offers, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offers;

                  (iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                  (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.


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            (b) The Company and the Guarantors shall ensure that:

                  (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

                  (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Company and the Guarantors shall advise you, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company or the Guarantors a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company or the Guarantors shall have remedied the basis for such suspension):

                  (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

            (d) The Company and the Guarantors shall use their best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

            (e) The Company and the Guarantors shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy


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      of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

            (f) The Company and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (g) The Company and the Guarantors shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the applicable Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

            (h) The Company or the Guarantors shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto during the Exchange Offer Registration Period by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offers in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement, except under the circumstances provided in subsections(c)(ii) through (v) above.

            (i) Prior to the Registered Exchange Offers or any other offering of Securities pursuant to any Registration Statement, the Company and the Guarantors shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Company or the Guarantors be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offers or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

            (j) The Company and the Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement


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      free of any restrictive legends and in such denominations and registered in such names as Holders may request.

            (k) Upon the occurrence of any event contemplated by subsections
      (c)(ii) through (v) above, the Company and the Guarantors shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the applicable Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 5(c) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

            (l) Not later than the effective date of any Registration Statement, the Company and the Guarantors shall provide CUSIP numbers for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

            (m) The Company and the Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

            (n) The Company and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

            (o) The Company and the Guarantors may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company or the Guarantors may from time to time reasonably require for inclusion in such Registration Statement. The Company and the Guarantors may exclude from such Shelf Registration Statement the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

            (p) In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into such agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof.

            (q) In the case of any Shelf Registration Statement, the Company and the Guarantors shall:

                  (i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and its subsidiaries;

                  (ii) cause the Company's and the Guarantor's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company or the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                  (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                  (iv) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                  (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Guarantors or of any business acquired by the Company or the Guarantors for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                  (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this subsection 5(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

            (r) In the case of any Exchange Offer Registration Statement, the Company and the Guarantors shall, to the extent requested by any Initial Purchaser, or by a Broker-Dealer that holds Securities that were acquired as a result of market-making or other trading activities:

                  (i) make reasonably available for inspection by such requesting party, and any attorney, accountant or other agent retained by such Initial Purchaser or such Broker-Dealer, all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and their subsidiaries;

                  (ii) cause the Company's and the Guarantor's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by such Initial Purchaser, such Broker-Dealer or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company or the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                  (iii) make such representations and warranties to such requesting party, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                  (iv) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such requesting party and its counsel), addressed to such requesting party, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such requesting party or its counsel;

                  (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Guarantors or of any business acquired by the Company or the Guarantors for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to such requesting party, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by such Initial Purchaser or its counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters reasonably requested by such Initial Purchaser or its counsel; and

                  (vi) deliver such documents and certificates as may be reasonably requested by such Initial Purchaser or its counsel, including those to evidence compliance with Section 5(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this subsection 5(r) shall be performed at the close of each Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

            (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

            (t) The Company and the Guarantors will use their best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by such Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities covered by a Registration Statement to be rated by at least one nationally recognized statistical rating agency, if so requested by the Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

            (u) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

                  (i) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities;

                  (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof; and

                  (iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

            (v) The Company and the Guarantors shall take all other steps reasonably necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

            6. Registration Expenses. The Company and the Guarantors shall bear all expenses incurred in connection with the performance of their respective obligations under Sections 2, 3 and 5 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Shearman & Sterling LLP but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Securities pursuant to the Shelf Registration Statement.

            7. Indemnification and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantors by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or the Guarantors may otherwise have.

            The Company and the Guarantors also agree to indemnify or contribute as provided in Section 7(d) to Losses of each underwriter, if any, of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(p) hereof.

            (b) Each Holder of Securities or New Securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Company, the Guarantors, each of their directors and each of their officers who signs such Registration Statement and each person who controls the Company or the Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company or the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

            (c) Promptly after receipt by an indemnified party under this
      Section 7 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
      (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest;
      (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party;
      (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the Company or the Guarantors shall not, in connection with any one such suit or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which shall be designated in writing by the Initial Purchasers. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the Initial Placement of the 4.50% Notes and the 5.25% Notes received by the Company (before deducting expenses). Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers in connection with the Initial Placement of either the 4.50% Notes or the 5.25% Notes, as applicable, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions with respect to either or both the 4.50% Notes and/or the 5.25% Notes, as applicable, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company and the Guarantors within the meaning of either the Act or the Exchange Act, each officer of the Company and the Guarantors who shall have signed the Registration Statement and each director of the Company and the Guarantors shall have the same rights to contribution as the Company or the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

            (e) The provisions of this Section 7 will remain in full force and effect, regardless of any termination or cancellation of this agreement or any investigation made by or on behalf of any Holder or the Company or the Guarantors or any of the officers, directors or controlling persons referred to in this Section hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

            8. Underwritten Registrations. (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders; provided, that such Managing Underwriters shall be reasonably satisfactory to the Company.

            (b) No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            9. No Inconsistent Agreements. The Company and the Guarantors have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to their respective securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

            10. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of the Holders of a majority of the aggregate principal amount OF the Registrable Securities outstanding; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company and the Guarantors shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of the Initial Purchasers and each Holder. Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

            11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

            (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar (as defined in the Indenture) under the Indenture, with a copy in like manner to Banc of America Securities LLC;

            (b) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

            (c) if to the Company or the Guarantors, initially at its respective address set forth in the Purchase Agreement.

            All such notices and communications shall be deemed to have been duly given when received.

            The Initial Purchasers or the Company or the Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

            12. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Guarantors thereto, subsequent Holders of Securities and the New Securities. The Company and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

            13. Specific Performance. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with its obligations under Sections 2 and 3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce either the Company or Guarantors' obligations under Sections 2 and 3 hereof.

            14. Counterparts. This agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

            15. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

            16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

            17. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

            18. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or the Guarantors or their Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.



                            [SIGNATURE PAGES FOLLOW]

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Initial Purchasers.

                                      Very truly yours,

                                      GTECH HOLDINGS CORPORATION



                                      By: /s/  William M. Pieri
                                          ------------------------------------
                                          Name: William M. Pieri
                                          Title: Vice President, Mergers &
                                          Acquisitions and Treasurer


                                       GTECH CORPORATION


                                       By: /s/  William M. Pieri
                                           -----------------------------------
                                          Name: William M. Pieri
                                          Title:  Vice President, Mergers &
                                          Acquisitions and Treasurer

                                       GTECH RHODE ISLAND CORPORATION


                                       By:  /s/  William M. Pieri
                                           -----------------------------------
                                          Name:  William M. Pieri
                                          Title:  Vice President and Treasurer

                                       GTECH LATIN AMERICA CORPORATION


                                       By:   /s/  William M. Pieri
                                           -----------------------------------
                                          Name:  William M. Pieri
                                          Title:  Vice President and Treasurer

The foregoing Registration Rights Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

 BANC OF AMERICA SECURITIES LLC
 CITIGROUP GLOBAL MARKETS INC.

        Acting on behalf of themselves
        and as the Representatives of
        the several Initial Purchasers.

     By:  BANC OF AMERICA SECURITIES LLC


       By: /s/ Peter J. Carbone
           ---------------------------
         Name:  Peter J. Carbone
         Title:  Vice President

                                                                         ANNEX A

            Each Broker-Dealer that receives New Securities for its own account pursuant to an Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Company and the Guarantors have agreed that, starting on the date each Registered Exchange Offer is consummated (the "Expiration Date") and ending on the close of business 180 days after the Expiration Date, subject to certain exceptions, it will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

            Each Broker-Dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

            Each Broker-Dealer that receives New Securities for its own account pursuant to an Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. We have agreed that, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date, we will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale.

            We will not receive any proceeds from any sale of New Securities by Broker-Dealers. New Securities received by Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such New Securities. Any Broker-Dealer that resells New Securities that were received by it for its own account pursuant to an Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of New Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For a period 180 days after the Expiration Date, we will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. We have agreed to pay all expenses incident to the Exchange Offers (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D

Rider A

         [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

               Name:
                             --------------------------------------------
               Address:
                             --------------------------------------------

                             --------------------------------------------


Rider B

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any person to participate in a distribution of the New Securities. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


                                      D-1